UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 27, 2009

China Marine Food Group Limited
(Exact name of Registrant as specified in its charter)

NEVADA	333-40790	87-0640467
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Da Bao Industrial Zone, Shishi City Fujian, China (Address of principal executive offices)		36700 (Zip code)

Registrant’s telephone number, including area code: 85-595-8898-7588

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Previous Independent Accountants

(a)           On January 27, 2009, China Marine Food Group Limited (the “Company”) dismissed Cordovano and Honeck LLP (“CHLLP”) as its independent registered public accounting firm. The decision to dismiss CHLLP was approved by the Board of Directors of the Company.

The reports of CHLLP on the Company’s balance sheet as of December 31, 2007  and the related statement of operations, stockholders’ equity and cash flows for the year ended December 31, 2007, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal year ended December 31, 2007 and each of the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008, there were no disagreements with CHLLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CHLLP, would have caused it to make reference to the subject matter of the disagreement in connection with their reports on the Company’s balance sheets as of December 31, 2007 and the related statements of operations, stockholders’ equity and cash flows for each of the quarters in the year ended December 31, 2007.

During the fiscal year ended December 31, 2007 and each of the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished a copy of the above disclosures to CHLLP and has requested that CHLLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not CHLLP agrees with the above statements. A copy of such letter dated January 27, 2009 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Accountants

(b)           On January 27, 2009, the Company engaged Zhong Yi (Hong Kong) C.P.A. Company Limited (“Zhong Yi”) as its new independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2008. During the Company’s two most recent fiscal years, Zhong Yi has been engaged as an independent accountant to audit the significant subsidiaries of the Company located in Hong Kong and the People’s Republic of China.

Prior to Zhong Yi’s engagement, the Company did not consult with Zhong Yi regarding any matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from Cordovano and Honeck LLP to the Commission dated January 27, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MARINE FOOD GROUP LIMITED

Dated: January 30, 2009	By: /s/ Pengfei Liu
Pengfei Liu, Chief Executive Officer